REGISTRATION RIGHTS AGREEMENT
between
FREEPORT-McMoRan COPPER & GOLD INC.,
on the one hand,
and
THE RTZ CORPORATION PLC,
RTZ AMERICA, INC. and
RTZ INDONESIA LIMITED,
on the other hand


Dated as of May 12, 1995

REGISTRATION RIGHTS AGREEMENT, dated as of May 12, 1995,
between FREEPORT-McMoRan COPPER & GOLD INC., a Delaware corporation (the "Company"), The RTZ CORPORATION PLC, a company organized under the laws of England ("RTZ"), and RTZ INDONESIA LIMITED, a company organized under the laws of England ("RTZ Subsidiary") and a subsidiary of RTZ, and RTZ AMERICA, INC., a Delaware corporation ("RTZA") and a subsidiary of RTZ.
1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:
1.1     "Affiliate" shall have the meaning ascribed to
such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
1.2     "Class A Common Stock" shall have the meaning
set forth in Section 2.
1.3     "Class B Common Stock" shall have the meaning
set forth in Section 2.
1.4     "Common Stock" means, individually and
collectively, Class A Common Stock and Class   B Common Stock.
1.5     "Commission" means the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.
1.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.
1.7 "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.
1.8 "Purchase Agreement" shall have the meaning set forth in Section 2.
1.9 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with
Section 3, including, without limitation, all registration, filing and NASD fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters (including, without limitation, fees and expenses of counsel to the underwriters) customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall exclude, and RTZ shall pay, or cause to be paid, all underwriters' fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered and the fees and expenses of counsel to RTZ and all RTZ Selling Stockholders.
1.10 "Registrable Securities" means the shares of Common Stock acquired by RTZ Subsidiary and/or RTZA in connection with the transactions contemplated by the Purchase Agreement, and any other securities issued in respect of, in exchange for, or in substitution of, such shares of Common Stock acquired by RTZ Subsidiary and/or RTZA in connection with the transactions contemplated by the Purchase Agreement, whether by reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares or any other change in the Company's capital structure, or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, or (c) they shall have ceased to be outstanding.
1.11    "Required Number of Shares" means Registrable
Securities having at the time of a request for registration under
Section 3.1 a minimum anticipated offering price (before underwriters' commissions and discounts) of at least $50,000,000; provided, that if RTZ Subsidiary and RTZA then own in the aggregate Registrable Securities having such a minimum anticipated offering price of less than $50,000,000 the term "Required Number of Shares" shall mean such number of shares of Registrable Securities then owned in the aggregate by RTZ Subsidiary and RTZA.
1.12 "RTZ Selling Stockholders" means, individually and collectively, RTZA, if Registrable Securities owned by RTZA are proposed to be sold pursuant to Section 3.1 or Section 3.2, and RTZ Subsidiary, if Registrable Securities owned by RTZ Subsidiary are proposed to be sold pursuant to Section 3.1 or
Section 3.2.
1.13 "Section 3.1 Sale Amount" shall have the meaning set forth in Section 3.1(g).
- -2-
1.14 "Section 3.2 Sale Amount" shall have the meaning set forth in Section 3.2(c).
1.15    "Securities Act" means the Securities Act of
1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.
2.      Background.  Pursuant to an Agreement dated as of May
2, 1995 (the "Purchase Agreement"), between the Company, Freeport-McMoRan Inc., RTZ, RTZ Subsidiary, and RTZA and the transactions contemplated thereby, RTZ Subsidiary is acquiring shares of Class A Common Stock, $.10 par value per share, of the Company ("Class A Common Stock"), RTZ Subsidiary may acquire additional shares of Class A Common Stock and RTZA may acquire shares of Class B Common Stock, $.10 par value per share, of the Company ("Class B Common Stock").
3.      Registration Under the Securities Act, etc.
3.1.    Registration on Request.
(a)     Request.  At any (i) time after the
Distribution Date (as defined in the Purchase Agreement) or, if the Distribution Date shall not have occurred prior to December 31, 1995, from and after December 31, 1995, but (ii) prior to December 31, 2021 upon the written request of RTZ that the Company effect the registration under the Securities Act of the Required Number of Shares (as defined in Section 1), the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by RTZ.
(b)     Registration of Other Securities.
Whenever the Company shall effect a registration pursuant to this
Section 3.1 in connection with an underwritten offering requested by RTZ, no securities other than Registrable Securities of any RTZ Selling Stockholder shall be included among the securities covered by such registration unless (a) the managing underwriter of such offering shall have advised RTZ in writing that the inclusion of such other securities would not adversely affect such offering, and (b) RTZ shall have consented in writing to the inclusion of such other securities, which consent may be subject to terms and conditions determined by RTZ in its sole reasonable discretion (any Person in respect of whose securities the managing underwriter and RTZ so consents is referred to as a "Selling Holder").
(c)     Registration Statement Form.
Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission as shall be

- -3-
selected by the Company or by means of a shelf registration pursuant to Rule 415 under the Securities Act, if so requested by RTZ and if the Company is then eligible to use such a registration.
(d)     Expenses.  The Company will pay the
Registration Expenses in connection with any registration requested pursuant to this Section 3.1.
(e) Effective Registration Statement. Subject to Section 3.1(i), a registration requested pursuant to this
Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 120 days (or such shorter period which will terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any RTZ Selling Stockholder and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of any RTZ Selling Stockholder.
(f)     Selection of Underwriters.  The
underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by RTZ and the managing underwriter(s) shall be reasonably acceptable to the Company.
(g) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to RTZ) that, in its opinion, the number of Registrable Securities and other securities (if any) requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to RTZ (the "Section 3.1 Sale Amount"), the Company will include in such registration: (i) first, the Registrable Securities requested by RTZ to be included in such registration; and (ii) second, to the extent the number of Registrable Securities requested by RTZ to be included in such registration is less than the Section 3.1 Sale Amount, the shares of Common Stock requested to be included by such other Selling Holders, with the reasonable consent of RTZ.
(h)     Limitations on Registration on Request.
Notwithstanding anything in this Section 3.1 to the contrary, in no event will the Company be required to effect, in the aggregate pursuant to this Section 3.1, more than five registrations pursuant to this Agreement.
- -4-

(i)     Right to Withdraw.  RTZ shall have the
right to notify the Company in writing that it has determined that the registration statement prepared pursuant to this Section 3.1 be abandoned or withdrawn, provided that such request shall be irrevocable and
        (i)     if the Company receives such a
request from RTZ after a registration statement with respect to such Registrable Securities has been filed, then (A) RTZ's request shall be counted for purposes of the requests for which RTZ is entitled pursuant to this Section 3.1 and (B) the Company shall pay all Registration Expenses in connection with such request for registration; and
        (ii)    if the Company receives such a
request from RTZ before a registration statement with respect to such Registrable Securities has been filed, then (A) RTZ's request shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to this Section 3.1 and (B) RTZ shall pay all Registration Expenses in connection with such request for registration;
provided, further, however, that if because of a material adverse change in the business of the Company the managing underwriter shall have advised RTZ that the Registrable Securities covered by the registration statement cannot be sold in an orderly manner in an offering within a price range reasonably acceptable to RTZ, then (A) RTZ's request shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to this Section 3.1 and (B) the Company shall pay all Registration Expenses in connection with such request for registration; provided, further, if upon the fifth request for registration made by RTZ pursuant to this Section 3.1 (excluding requests that are not counted pursuant to this Section 3.1(i)) the managing underwriter of any underwritten offering shall advise RTZ that the Registrable Securities covered by the registration statement cannot be sold in an orderly manner in such offering within a price range reasonably acceptable to RTZ because of any reason other than a material adverse change in the business of the Company, then RTZ shall have the one-time right to notify the Company in writing that it has determined that the registration statement be abandoned or withdrawn and to make the election described in the following sentence. Upon such notice pursuant to the last proviso of the preceding sentence, at the election of RTZ, either (a) RTZ's request shall be counted for purposes of the requests for which RTZ is entitled pursuant to this Section 3.1 and the Company shall pay all Registration Expenses in connection with such request for registration or (b) RTZ shall pay all Registration Expenses in connection with such request for registration and RTZ's request shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to this Section 3.1.

- -5-

3.2.    Incidental Registration.
(a)     Right to Include Registrable Securities.
If the Company proposes at any time to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or an acquisition, merger, reorganization, or consolidation), whether or not for sale for its own account, it will each such time give prompt written notice to RTZ of its intention to do so; provided that this Section 3.2 shall not apply to any registration of securities of the Company after December 31, 2021. Upon the written request of RTZ made as promptly as practicable and in any event within 30 days after the receipt of any such notice (15 days if the Company states in such written notice or gives telephonic notice to RTZ, with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by any RTZ Selling Stockholder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by RTZ; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to RTZ and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of RTZ to request that such registration be effected as a registration under Section 3.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 3.2 shall relieve the Company of its obligation to effect any registration upon request under Section
3.1. If a registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.
(b)     Expenses.  The Company will pay all
Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 3.2.
(c) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company of its belief that the number or type of Registrable Securities and other securities (if any) requested to be

- -6-
included in such registration would materially adversely affect such offering, then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering ("Section 3.2 Sale Amount"), (i) first, in the case of an offering initiated by a stockholder who has been granted registration rights in accordance with Section 6, those of such stockholder or, in the case of an offering initiated by the Company, those for the Company's account, and (ii) second, to the extent the Section 3.2 Sale Amount is not exceeded, such Registrable Securities requested by RTZ to be included in such registration.
(d)     Selection of Managing Underwriter.  The
managing underwriter of any underwritten offering pursuant to this
Section 3.2 shall be selected by the Company at its sole discretion.
(e)     Right to Withdraw.  RTZ shall have the
right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section
3.2 by giving written notice to the Company of its request to withdraw, as soon as reasonably practicable, and in any case, prior to the execution of the underwriting agreement, in the case of an underwritten offering, or at any time, in all other cases, provided that any such withdrawal request shall be irrevocable and, after making such a request, the Company shall not be obligated to include Registrable Securities of any RTZ Selling Stockholder in such registration; provided further that RTZ shall reimburse the Company for the applicable share of filing fees paid by the Company with respect to the Registered Securities of any such RTZ Selling Stockholder.
3.3.    Registration Procedures.  If and whenever the
Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 and 3.2, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and will as expeditiously as possible:
(i) prepare and (as soon as practicable, and in any event within 75 days in the case of Forms S-1 or S-2 and 45 days in the case of a registration requested on Form S-3 after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to the counsel of RTZ and the underwriters, if any, copies of all such documents proposed to be filed
(including all exhibits thereto), which documents will be subject to the reasonable review of such

- -7-
counsel and the Company will give consideration to the reasonable suggestions of such counsel;
(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities and other securities, provided, that such period need not exceed 120 days;
(iii) furnish, without charge, to RTZ and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule
424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as RTZ and such underwriters may reasonably request;
(iv)    for up to 120 days after the effective
date of the registration statement for such Registrable Securities to use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as RTZ shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by any RTZ Selling
Stockholder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;
(v)     furnish to RTZ, each RTZ Selling
Stockholder and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of

- -8-

(x)     an opinion of counsel for the
Company, and
(y)     a "comfort" letter signed by the
independent public accountants who have
certified the Company's financial statements included or incorporated by reference in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);
(vi) notify RTZ, each RTZ Selling Stockholder and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement,
        (a)     at any time when a prospectus
relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, in the judgment of the Company, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, in the judgment of the Company, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made,
        (b)     when the prospectus or any
supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective,
        (c)     of any request by the Commission for
amendments or supplements to the registration statement or the prospectus or for additional information (and deliver promptly to RTZ (or its counsel) and each

- -9-
managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement),
        (d)     of the issuance by the Commission of
any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,
        (e)     if at any time the representations
and warranties of the Company contemplated by Section
3.4 below cease to be accurate in all material respects, and
        (f)     of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities or other securities covered by the registration statement for sale in any jurisdiction or the initiation or threatening of any proceeding of such purpose;
(vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to RTZ and each underwriter a copy of any amendment or supplement to such registration statement or prospectus;
(viii)  provide and cause to be maintained a
transfer agent and registrar for all Registrable
Securities and other securities covered by such registration statement from and after a date not later than the effective date of such registration;
(ix)    use its best efforts to list all
Registrable Securities and other securities covered by such registration statement on any national securities exchange or national quotations system on which Registrable Securities of the same class covered by such registration statement are then listed and, if not so listed, to be listed on a national securities exchange or, failing that, to be designated as qualified for trading on the NASD automated quotation system and, if designated as qualified for trading on the NASD automated quotation system, use its best efforts to secure designation of all such

- -10-

Registrable Securities covered by such
registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure
NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;
(x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities or other securities included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order; and
(xi)    take all such other actions as are
customary, necessary or advisable in order to expedite or facilitate the disposition of such Registrable
Securities.
The Company may require each RTZ Selling Stockholder to furnish the Company in writing as promptly as reasonably practicable such information regarding such RTZ Selling Stockholder and the distribution of such securities as the Company may from time to time reasonably request in writing.
RTZ agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subparagraph (vii)(a) or (vii)(d) of this Section 3.3, RTZ will cause each RTZ Selling Stockholder forthwith to discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until receipt by RTZ and each RTZ Selling Stockholder of the copies of the supplemented or amended prospectus contemplated by subparagraph (vii)(a) of this Section 3.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the possession of RTZ and each RTZ Selling Stockholder, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by the RTZ Selling Stockholders of their securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when RTZ and each RTZ Selling Stockholder shall have received copies of the supplemented or amended prospectus contemplated by subparagraph (vii)(a) of this
Section 3.3 (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto); and, if the Company shall not so extend such period, RTZ's request pursuant to which such

- -11-
registration statement was filed shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to Section 3.1 hereof.
3.4.    Underwritten Offerings.
(a)     Requested Underwritten Offerings.  If
requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, RTZ, each RTZ Selling Stockholder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to such underwriters and persons who control (within the meaning of the Securities Act) such underwriters to the effect and to the extent provided in Section
3.7. Each of RTZ and each RTZ Selling Stockholder will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. Each RTZ Selling Stockholder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such RTZ Selling Stockholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such RTZ Selling Stockholder.
None of the RTZ Selling Stockholders shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such RTZ Selling Stockholder, its ownership of and title to its Registrable Securities, its intended method of distribution and any other representations required by law; provided, however, that the liabilities of RTZ and all RTZ Selling Stockholders to any underwriter or any other Person under such underwriting agreement shall be limited to liabilities arising from misstatements in the RTZ Selling Stockholders' representations and warranties and shall in no event exceed, in the aggregate, the amount of net proceeds received by all RTZ Selling Stockholders from the sale of Registrable Securities in the offering to which such underwriting agreement relates.
(b)     Incidental Underwritten Offerings.  If the
Company proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by RTZ and subject to Section 3.2(c), arrange for such underwriters to include all the Registrable Securities to be offered and sold by any RTZ Selling Stockholder to be distributed by such underwriters. Each RTZ Selling Stockholder shall be a party to the underwriting agreement between the Company and such underwriters and may, at its option, require that any or all of the representations and

- -12-
warranties by, and the other agreements including, without limitation, indemnities to such underwriters and persons who control (within the meaning of the Securities Act) such underwriters to the effect and to the extent provided in Section
3.7 on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such RTZ Selling Stockholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such RTZ Selling Stockholder. None of the RTZ Selling Stockholders shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such RTZ Selling Stockholder, its ownership of and title to its Registrable Securities and its intended method of distribution or any other representations required by law; provided, however, that the liabilities of RTZ and all RTZ Selling Stockholders to any underwriter or any other Person under such underwriting agreement shall be limited to liabilities arising from misstatements in the RTZ Selling Stockholders' representations and warranties and shall in no event exceed, in the aggregate, the amount of net proceeds received by all RTZ Selling Stockholders from the sale of Registrable Securities in the offering to which such underwriting agreement relates.
(c)     Holdback Agreements.  (i)  Each of RTZ,
RTZ Subsidiary and RTZA agrees not to effect any public disposition of any Registrable Securities, and not to effect any such disposition of any other equity security of the Company of the same class as the Registrable Securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company of the same class as the Registrable Securities, including dispositions pursuant to Rule 144 under the Securities Act, during the 15 days prior to, and during the 120-day period beginning on, the effective date of any registration statement pertaining to securities of the Company of the same class as the Registrable Securities or securities convertible into or exchangeable or exercisable for any equity security of the Company of the same class as the Registrable Securities (except as part of such registration or if such registration is made with respect to an employee benefit, employee stock option, dividend reinvestment or any other benefit plan or with respect to the registration of securities in connection with any acquisition, merger, reorganization or consolidation); provided that RTZ, RTZ Subsidiary and RTZA has received written notice from the Company of such registration and a good faith estimate of the effective date thereof, and provided, further that any Person to whom registration rights have been granted after the date of the Purchase Agreement to the extent permitted by Section 6 and any other Person selling securities in such offering shall have agreed not to effect any such disposition during a period no shorter than the period referred to in this Section 3.4(c)(i). If the foregoing restriction on public dispositions by RTZ, RTZ Subsidiary and RTZA applies (other than as a result of an underwritten public offering in which any RTZ Selling Stockholder sells Registrable Securities), during the period of effectiveness of any registration statement covering Registrable Securities requested by

- -13-

RTZ to be registered pursuant to Section 3.1, the Company shall extend the period of effectiveness of such registration statement by the number of days during which such restriction applied; and, if the Company shall not so extend such period, RTZ's request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to Section 3.1 hereof.
        (ii)    If any registration of Registrable
Securities pursuant to Section 3.1 shall be in connection with an underwritten public offering, the Company agrees (i) not to effect any public sale or distribution of any of its equity securities of the same class as the Registrable Securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company of the same class as the Registrable Securities (other than any such sale or distribution of such securities in connection with any acquisition, merger, reorganization or consolidation by the Company or any subsidiary of the Company or in connection with an employee benefit, employee stock option, dividend reinvestment or other benefit plan) during the period after RTZ requests such registration pursuant to
Section 3.1 (but not more than 15 days prior to the Company's good faith estimate of the effective date of such Registration Statement) to the date which is 120-days after the effective date of such registration statement (except as part of such registration) and (ii) that any agreement entered into after the date of the Purchase Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause
(i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).
3.5. Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give RTZ, each RTZ Selling Stockholder, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records (to the extent customarily given to underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that RTZ, each RTZ Selling Stockholder and their respective assignees hereunder shall use their reasonable best efforts to coordinate any such investigation of the books and records at the Company and any such discussions with the Company's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

- -14-

3.6.    Limitations, Conditions and Qualifications to
Obligations under Registration Covenants. The obligation of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act is subject to the following limitations, conditions and qualifications. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 150 days and no more than once in any twelve month period) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to
Section 3.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any material financing, acquisition, merger, consolidation or other material transaction involving the Company or any of its Affiliates or would require premature disclosure of any of the foregoing transactions or at a time when audited financial statements are not available or when the Company is in possession of material information which, in the exercise of its reasonable judgment, the Company deems advisable not to disclose in a registration statement, and promptly gives RTZ, each RTZ Selling Stockholder and each managing underwriter, if any, written notice of such delay, including a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, RTZ shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which RTZ is entitled pursuant to Section 3.1 hereof.
3.7.    Indemnification.
(a)     Indemnification by the Company.  In the
event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 3.1 or 3.2, RTZ and each RTZ Selling Stockholder and their respective directors, officers, and each other Person who participates as an underwriter (as defined in the Securities Act) in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (a "Controlling Person") or participates in the offering of such securities (a "Participating Person"), against any losses, claims, damages or liabilities, joint or several, to which RTZ, each RTZ Selling Stockholder or any such director, officer, underwriter, Controlling Person or Participating Person may become subject under the Securities Act or otherwise, insofar as losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

- -15-
statements therein in light of the circumstances in which they were made not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and, subject to
Section 3.7(c), the Company will reimburse RTZ, each RTZ Selling Stockholder and each such director, officer, underwriter, Controlling Person or Participating Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, Controlling Person or Participating Person and shall survive the transfer of such securities by any RTZ Selling Stockholder.
(b) Indemnification by RTZ. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from each RTZ Selling Stockholder and RTZ to jointly and severally indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.7) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act or participates in the offering of such securities, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission

- -16-
was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the RTZ Selling Stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of RTZ and all RTZ Selling Stockholders under this Section 3.7(b) and Section 3.7(d) shall be limited, in the aggregate, to the amount of net proceeds received by all RTZ Selling Stockholders from the sale of Registrable Securities in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by any RTZ Selling Stockholder.
(c)     Notices of Claims, etc.  Promptly after
receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties is reasonably likely to exist in respect of such claim, the indemnifying party shall be entitled to participate in and, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof and the indemnified party notifies the indemnifying party of such indemnified party's judgment and the basis therefor. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

- -17-

(d)     Contribution.  If the indemnification
provided for in this Section 3.7 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph
(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or
(b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, which resulted in such loss, claims, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this Section 3.7(d) to the contrary, the liability of RTZ and all RTZ Selling Stockholders under this Section 3.7(d) and Section 3.7(b) shall be limited, in the aggregate, to the any amount of net proceeds received by all RTZ Selling Stockholders from the sale of Registrable Securities in the offering giving rise to such liability.
(e)     Other Indemnification.  Indemnification
and contribution similar to that specified in the preceding subdivisions of this Section 3.7 (with appropriate modifications) shall be given by the Company, RTZ and each RTZ Selling Stockholder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 3.7 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract.
(f)     Indemnification Payments.  The
indemnification and contribution required by this Section 3.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. In any case in which it shall be judicially determined that a party is not entitled to indemnification or contribution, any payments previously received by such party hereunder shall be promptly reimbursed.

- -18-

4. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of RTZ or any RTZ Selling Stockholder, the Company will deliver to it a written statement as to whether it has complied with such requirements.
5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.
6. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to RTZ, RTZ Subsidiary and RTZA in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to RTZ, RTZ Subsidiary and RTZA hereunder do not in way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.
7. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of RTZ, RTZ Subsidiary or RTZA to sell any Registrable Securities pursuant to any effective registration statement.
8. Adjustments. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any

- -19-
other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of RTZ, RTZ Subsidiary or RTZA to include any Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.
9. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
10. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of courts of the State of New York located in the Borough of Manhattan in The City of New York and of the United States District Court for the Southern District of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.
11. Specific Performance. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required.
12. Notice. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:
(a)     If to the Company, to it at:

- -20-

Freeport-McMoRan Inc.
1615 Poydras Street
New Orleans, Louisiana 70112
Attn:   General Counsel
Fax:    (504) 585-3513
with a copy to:
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attn:   E. Deane Leonard, Esq.
        and David W. Ferguson, Esq.
Fax:    (212) 450-4800

(c)     If to RTZ Subsidiary or RTZ to:
The RTZ Corporation PLC
6 St. James's Square
London SW1Y 4LD
England

Attn:  The Corporate Secretary
Fax:  011-44-171-930-3249

with a copy to:
Fried, Frank, Harris, Shriver
  & Jacobson
One New York Plaza
New York, New York  10004
Attention:  Allen I. Isaacson, P.C.
Fax:  (212) 859-4000

(d)     If to RTZA to:
RTZ America, Inc.
100 Quentin Roosevelt Blvd.
Suite 503
Garden City, NY  11530

- -21-

Attn:  The Corporate Secretary
Fax:  (516) 794-5073

with a copy to:
Fried, Frank, Harris, Shriver
  & Jacobson
One New York Plaza
New York, New York  10004
Attention:  Allen I. Isaacson, P.C.
Fax:  (212) 859-4000

13. Binding Effect; Assignment. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any of the rights hereunder may be assigned by any of the parties hereto without the consent of the other parties, except that RTZ, RTZ Subsidiary and/or RTZA may assign all or part of its rights under this Agreement (subject to an appropriate assumption of related obligations under this Agreement) to any person to whom or which RTZ Subsidiary or RTZA sells or transfers any Registrable Securities, and such transferees may similarly assign such rights.
14. Amendment and Modification. This Agreement may be amended, modified, supplemented or waived only by written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.
15. Headings; References; Execution in Counterparts; Interpretation. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. All article, section, schedule, exhibit and paragraph references are to this Agreement, unless otherwise expressly provided. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.
In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number.
16. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

- -22-

17. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in the manner that renders it lawful and enforceable to the fullest extent possible under law.

- -23-

IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first above written.
FREEPORT-McMoRan COPPER & GOLD INC.
By  /s/ Michael C. Kilanowski, Jr.
Name:  Michael C. Kilanowski, Jr.
Title:  Secretary
THE RTZ CORPORATION PLC
By  /s/ Allen I. Isaacson
Name:  Allen I. Isaacson, P.C.
Title:  Attorney-In-Fact
RTZ INDONESIA LIMITED
By  /s/ Allen I. Isaacson
Name:  Allen I. Isaacson, P.C.
Title:  Attorney-In-Fact
RTZ AMERICA, INC.
By  /s/ William M. Higgins
Name:  William M. Higgins
Title:  Vice President

- -24-